UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
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FORM 8-K
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CURRENT REPORT
Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 14, 2023

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OPAL Fuels Inc.
(Exact name of registrant as specified in its charter)
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Delaware (State or other jurisdiction of incorporation)	001-40272 (Commission File Number)	98-1578357 (IRS Employer Identification No.)
One North Lexington Avenue, Suite 1450 White Plains, New York		10601
(Address of principal executive offices)		(Zip Code)

Registrant's telephone number, including area code: (914) 705-4000

Not Applicable
(Former name or former address, if changed since last report)
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:
Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A common stock, par value $0.0001 per share	OPAL	The Nasdaq Stock Market LLC
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company    ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01. Entry into a Material Definitive Agreement

The information provided in Item 2.03 below is incorporated herein by reference, as applicable.

Item 2.03. Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

On September 14, 2023, OPAL Land2Gas LLC (“OPAL L2G”), a wholly-owned indirect subsidiary of OPAL Fuels Inc. (the “Company”), entered into a Limited Liability Company Agreement (the “Agreement”) with SJI Landfill RNG LLC (“SJI LRNG”), a wholly-owned indirect subsidiary of South Jersey Industries (“SJI”), establishing the terms and conditions of governance and operation of Land2Gas LLC (the “Joint Venture”). The purpose of the Joint Venture, which is owned 50/50 by OPAL L2G and SJI LRNG, is to develop, construct, own and operate facilities (“Facilities”) to produce renewable natural gas (“RNG”) using biogas generated by certain landfills.

The Agreement governs the terms and conditions of capital contributions to be made by the Joint Venture members to fund the development, construction and operations of the Facilities. The Agreement requires members of the Joint Venture to contribute their respective share (50% each) of such capital requirements. The Agreement initially contemplates two RNG projects in New Jersey, each with a nameplate capacity designed for approximately 2,500 scfm and 3,000 scfm of landfill gas, respectively. Each RNG project is represented as a separate series of membership interests, also owned 50-50 by the members. The representations, warranties and covenants contained in the Agreement were made solely for the benefit of the parties to the Agreement and may be subject to limitations agreed upon by the contracting parties.

The Agreement also provides for the Joint Venture to enter into an agreement with an affiliate of SJI for the contribution of two wholly-owned subsidiaries, which have the contractual rights to purchase landfill gas from landfills, as well as the site leases with the landfills, for the initial two projects. For one of the initial projects, the term for the gas rights and site lease expires on December 31, 2033. For the other initial project, the term for the gas rights and site lease expires December 30, 2031 (additionally, for this project the gas rights and site lease contemplate a renewable power project and will require amendment for purposes of producing RNG, which OPAL L2G anticipates receiving prior to commencing construction of the project).

Further, the Agreement provides for the Joint Venture to enter into a Management Services Agreement (“MSA”), Operations and Maintenance Agreement (“O&M Agreement”), and dispensing agreement with certain wholly-owned, indirect subsidiaries of the Company. The MSA establishes the terms and conditions for the day-to-day administration of the projects, including responsibility for managing the development and overseeing the construction of the Facilities. The O&M Agreement establishes the terms and conditions for operating and maintaining the Facilities once construction is completed. The Dispensing Agreement provides for the acquisition, marketing and sale of the environmental attributes associated with RNG produced by the Facilities.

This summary of the terms of the Agreement does not purport to be complete and is qualified in its entirety by reference to the text of the Agreement, a copy of which is filed as Exhibit 10.1 hereto and incorporated into this Item 2.03 by reference.

Cautionary Statement Regarding Forward-Looking Statements

This Current Report on Form 8-K contains forward-looking statements within the meaning of the federal securities laws. These forward-looking statements generally are identified by the words “believe,” “project,” “expect,” “anticipate,” “estimate,” “intend,” “strategy,” “future,” “opportunity,” “plan,” “may,” “should,” “will,” “would,” “will be,” “will continue,” “will likely result,” and similar expressions, but the absence of these words does not mean that a statement is not forward-looking. Forward-looking statements are predictions, projections, and other statements about future events that are based on current expectations and assumptions and, as a result, are subject to risks and uncertainties. Many factors could cause actual future events to differ materially from the forward-looking statements in this Current Report on Form 8-K, including, but not limited to those described under the section entitled “Risk Factors” in the Company’s Annual Report on Form 10-K for the year ended December 31, 2022, filed on March 29, 2023, as such factors may be updated from time to time in the Company’s periodic filings with the SEC, which are accessible on the SEC’s website at www.sec.gov.

New risks emerge from time to time. It is not possible for our management to predict all risks, nor can we assess the impact of all factors on our business or the extent to which any factor, or combination of factors, may cause actual results to differ materially from those contained in any forward-looking statements we may make. In light of these risks, uncertainties and assumptions, the forward-looking events and circumstances discussed in this Current Report on Form 8-K may not occur and actual results could differ materially and adversely from those anticipated.

Forward-looking statements speak only as of the date they are made. Readers are cautioned not to put undue reliance on forward-looking statements, and we assume no obligation and do not intend to update or revise these forward-looking statements, whether as a result of new information, future events or otherwise. We do not give any assurance that we will achieve our expectations.

Item 9.01. Financial Statements and Exhibits

Exhibit Number	Description
10.1	Agreement, dated September 14, 2023, by and among OPAL L2G and SJI
104	Cover Page Interactive Data File (embedded within the inline XBRL document).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: September 20, 2023

OPAL Fuels Inc.

By:	/s/ Ann Anthony
Name:	Ann Anthony
Title:	Chief Financial Officer